                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to
     sec. 240.14a-11(c) or sec. 240.14a-12

                            CENTRAL BANCORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                             CENTRAL BANCORPORATION
                                301 NORTH CHELAN
                          WENATCHEE, WASHINGTON  98801


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         NOTICE IS HEREBY GIVEN that pursuant to call of its directors, the regular Annual Meeting of Shareholders of Central Bancorporation will be held at 301 North Chelan, Wenatchee, Washington, on Friday, April 28, 1995, at 1:30 p.m., for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. To elect three Directors for a term of three years or until their successors have been elected and qualified.

         2. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournments thereof.

         Only those shareholders of record at the close of business on April 5, 1995, shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

         Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of Bancorporation, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

                                       By Order of the Board of Directors



Wenatchee, Washington                  Larry Carlson
April 7, 1995                          Secretary


WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.

                             CENTRAL BANCORPORATION
                                301 NORTH CHELAN
                          WENATCHEE, WASHINGTON  98801


                                PROXY STATEMENT


         This Proxy Statement and the accompanying Proxy are being first sent to shareholders on or about April 7, 1995, for use in connection with the Annual Meeting of Shareholders of Central Bancorporation ("Bancorporation") to be held on Friday, April 28, 1995. Only those shareholders of record at the close of business on April 5, 1995, shall be entitled to vote. The number of shares of Bancorporation's common stock, $1.67 value (the "Common Stock"), outstanding and entitled to vote at the Annual Shareholders' Meeting is 999,243.

         The enclosed Proxy is solicited by and on behalf of the Board of Directors of Bancorporation and the costs of solicitation will be borne by Bancorporation. Solicitation may be made by directors and officers of Bancorporation and its bank subsidiaries, Central Washington Bank ("CB") and North Central Washington Bank ("NCWB"), (collectively, the "Banks"). Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. Bancorporation does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

         If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named therein to vote the shares represented by the Proxy FOR the three nominees listed in this Proxy Statement, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to Bancorporation in writing, by a subsequently dated proxy, or in open meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications therein. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                             ELECTION OF DIRECTORS

GENERAL

         Bancorporation's Articles of Incorporation provide that the number of directors must fall within a range of 5 and 18, the exact number to be determined by resolution of the Board of Directors. The Articles also provide that the Board of Directors may increase the number of directors by not more than 3 between shareholders' meetings, and may fill the vacancies created by doing so, provided that the number of directors shall at no time exceed 18.

         Directors are elected for a term of three years and until their successors have been elected and qualified. Bancorporation's Articles of Incorporation require that the terms of the directors be staggered such that approximately one-third of the directors are elected each year. In accordance with this requirement, the Board of Directors has nominated Messrs. Cordell and Liddell, and Ms. Guderian for election as directors for three-year terms to expire in 1998. If either Messrs. Cordell or Liddell, or Ms. Guderian should refuse or be unable to serve, your proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

         Other nominations, if any, may be made only in accordance with the prior notice provisions contained in the Articles of Incorporation.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS WHOSE TERMS CONTINUE

         The following table sets forth certain information with respect to the nominees for director and for directors whose terms continue. The table includes their ages, their principal occupations during the past five years, and the year first elected a director of Bancorporation. All of the nominees are presently directors of Bancorporation and CB. The table also indicates the number of shares of Common Stock beneficially owned by each individual on January 1, 1995 and the percentage of Common Stock outstanding on that date that the individual's holdings represented. However, where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.

                                                                      Shares of Bancorporation
           Name, Age and Principal                                       Common Stock and
            Occupation of Director                                        Percent of Class
                 During Past                                           Beneficially Owned on
                  Five Years                                              January 1, 1995
           ------------------------                                   ------------------------

                      NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 1998

ALFRED W. CORDELL, 58                                                                 8,645(1)
     Partner, Cordell, Neher & Company,
     Certified Public Accountants;
     Previously Partner, Cordell & Conner -
     Director since 1985

L. COURTNEY GUDERIAN, 50                                                             10,968(2)
     Executive Director, Supporters of the Center -                                    (1.01%)
     since 1994; previously, Marketing Specialist
     Chelan/Douglas Transportation Benefit Area;
     Past Exec. Dir., Wenatchee Downtown Association -
     Director since 1985

WILLIAM A. LIDDELL, 70                                                               10,426(3)
     Retired General Manager,
     Wenoka Federation -
     Director since 1991
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED
AS DIRECTORS.

                      DIRECTORS WITH TERM EXPIRING IN 1996

LONNIE DECAMP, 63                                                                    31,346(4)
     Vice Chairman of the Board; President,                                            (2.87%)
     Sav-Mart, Inc. - Director since 1983

GERALD CAWDERY, 61                                                                   17,712(5)
     Managing Partner, Triple C                                                        (1.62%)
     Convalescent Centers - Director since
     1983

________________

(1) Includes 2,370 shares over which Mr. Cordell shares with his spouse voting and investment power, 600 shares held for Mr. Cordell's benefit by a brokerage firm, and 5,000 shares which could be acquired within 60 days by the exercise of stock options.

(2) Includes 100 shares over which Ms. Guderian acts as trustee of the Robert B. Cox Trust and over which Ms. Guderian exercises sole voting and investment power, 700 shares held for Ms. Guderian's benefit by a brokerage firm, and 5,000 shares which could be acquired within 60 days by the exercise of stock options.

(3) Includes 247 shares held jointly with his spouse and 5,000 shares which could be acquired within 60 days by the exercise of stock options.

(4) Includes 26,346 shares over which Mr. DeCamp shares with his spouse voting and investment power and 5,000 shares which could be acquired within 60 days by the exercise of stock options.

(5) Includes 5,000 shares which could be acquired within 60 days by the exercise of stock options.

                      DIRECTORS WITH TERM EXPIRING IN 1997


DON WM. TELFORD, 55                                                                  81,519(6)
     Chairman of the Board; President,                                                 (7.47%)
     Far West Services, Inc.
     Director since 1983

GARY M. BOLYARD, 59                                                                  52,580(7)
     President, CEO, since 1984 and                                                    (4.82%)
     Director of Bancorporation since
     1985; President and CEO of CB
     since 1984, and Director since 1985


LARRY CARLSON, 62                                                                    51,163(8)
     Secretary and Director of                                                         (4.69%)
     Bancorporation since 1983;
     Attorney, Carlson Drewelow &
     McMahon, Inc. PS

_____________

(6) Includes 19,155 shares owned by Mr. Telford's spouse over which he exercises no voting or investment power. Also includes 5,208 shares owned by Far West Services, Inc. Pension Plan & Trust, 7,608 shares owned by its Profit Sharing Plan for which Mr. Telford serves as Trustee and over which he shares voting and investment power, and 2,900 shares owned by Far West Services Purchase Plan. Mr. Telford disclaims beneficial ownership of all shares owned by his wife, the Far West Pension Plan & Trust, Profit Sharing Plan and Purchase Plan. Also includes 5,000 shares which could be acquired within 60 days by the exercise of stock options.

(7) Includes 11,817 shares over which Mr. Bolyard shares with his spouse voting and investment power, 1,603 shares held by Piper, Jaffray & Hopwood in an IRA for the benefit of Mr. Bolyard, and 34,686 shares which could be acquired within 60 days by the exercise of stock options.

(8) Includes 207 shares owned by Carlson Drewelow & McMahon, Inc. PS, of which Mr. Carlson is a principal, 2,499 shares held by Piper Jaffray & Hopwood in an IRA for the benefit of Mr. Carlson, and 2,471 shares owned by the Carlson Drewelow & McMahon, Inc. PS 401K Plan for the benefit of Mr. Carlson. Also includes 12,710 shares owned by Carlson Drewelow & McMahon, Inc. PS Profit Sharing Plan, 750 shares owned by Carlson Drewelow & McMahon, Inc. PS Profit Sharing Trust, 500 shares owned by Carlson Drewelow & McMahon, Inc. PS Profit Sharing Plan and Trust and 5,000 shares which could be acquired within 60 days by the exercise of stock options. Mr. Carlson disclaims beneficial ownership of the 12,710 shares owned by the Profit Sharing Plan, the 750 shares owned by the Profit Sharing Trust, and the 500 shares owned by the Profit Sharing Plan and Trust.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OF DIRECTORS

         There were sixteen (16) meetings of the Board of Directors of Bancorporation during 1994. All directors attended more than 75% of such meetings, and of all committee meetings of which they were members.

COMMITTEES

         The Board of Directors of Bancorporation has established certain standing committees, including an Audit Committee and a Compensation Committee. There is presently no standing nominating committee.

         Audit Committee. The main functions performed by the Audit Committee include reviewing and approving the services of the independent auditors, reviewing the plan, scope, and audit results of the independent auditors and reviewing the reports of bank regulatory authorities. The Committee reviews the results of the audit, the annual reports to the Securities and Exchange Commission and to the shareholders and the Annual Meeting Proxy Statement. Current members of the Committee are Messrs. Carlson, Cordell and DeCamp (Chairman). There were four (4) meetings of the Audit Committee during 1994.

         Compensation Committee. The Compensation Committee reviews and recommends compensation for senior management. Current members of the Committee are Messrs. Cawdery (Chairman) and Liddell and Ms. Guderian. There were three (3) meetings of the Compensation Committee during 1994.

         Members of the Board of Directors, the Audit and the Compensation Committees currently receive fees for each meeting they attend, unless a Board or committee meeting is held jointly with a Bancorporation or CB Board or committee meeting, as follows:

         1. Board Meetings--Directors receive $200 for each meeting attended, except the Chairman, who receives $300 for each meeting attended.

         2. Audit Committee and/or Compensation Committee--The Chairmen receive $125 for each meeting attended; other members receive $75 for each meeting attended.

DEFERRED COMPENSATION AGREEMENTS

         CB has entered into Deferred Compensation Agreements with six (6) of CB's directors which allow the directors, at their option, to defer regular monthly bank Board and Executive Committee fees to be paid upon retirement or termination of the Agreements. Under the terms of the Agreements, CB agrees to pay the deferred amount plus interest at retirement over a ten to fifteen year period. CB has purchased insurance policies on the lives of these directors as a vehicle to fund the benefits payable under the Agreements.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation paid or accrued by Bancorporation during the fiscal year ended December 31, 1994, to or on behalf of Bancorporation's Chief Executive Officer, who was the only officer whose aggregate cash compensation exceeded $100,000 for the prior fiscal year.

                          SUMMARY COMPENSATION TABLE


                                                                       Long Term Compensation
                                                                  -------------------------------
                                  Annual Compensation                     Awards          Payouts
                        ----------------------------------------  ---------------------   -------
                                                       Other      Restricted
                                                       Annual        Stock                 LTIP       All Other
 Name and Principal                        Bonus    Compensation    Awards    Options/    Payouts   Compensation
 Position               Year    Salary    ($)(1)       ($)(2)         ($)      SARs(#)      ($)        ($)(3)
 ------------------     ----    ------    -------   ------------  ----------  ---------   -------   ------------
 Gary M. Bolyard,      1994    $132,000   $36,925      $38,546         -0-      5,000       -0-      $3,465
 President and         1993    $120,000   $47,835      $49,451         -0-       -0-        -0-      $3,373
 Chief Executive       1992    $120,000   $55,461      $32,785         -0-       -0-        -0-      $3,600
 Officer, Bancorporation
 and CB

______________________________________

(1) The amounts appearing in this column include amounts allocated under CB's Incentive Compensation Plan.

(2) Includes $38,546, $49,451 and $55,461, respectively, accrued under CB's Executive Deferred Compensation Plan. Does not include perquisites and other amounts, such as car allowance, which, for the executive officer, did not exceed, in the aggregate, the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.

(3) The amounts appearing in this column include $3,465, $3,373 and $3,600, respectively, of contributions and credits paid by Bancorporation on behalf of the named executive under CB's Retirement Plan.


OPTION GRANTS IN LAST FISCAL YEAR

         The following table includes the number of shares covered by both exercisable and non-exercisable stock options granted to each of the named executive officers during the fiscal year ended December 31, 1994.

                   OPTION GRANTS DURING FISCAL YEAR END 1994


                                                  % OF TOTAL
                                                   OPTIONS
                                                  GRANTED TO
                                                  EMPLOYEES           EXERCISE OR
                              # OPTIONS           IN FISCAL            BASE PRICE            EXPIRATION
           NAME                GRANTED            YEAR 1994          ($ PER SHARE)              DATE
           ----               ---------           ---------          -------------           ----------
  Gary M. Bolyard               5,000               28.6%                $20.00                5/25/04

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         No stock options were exercised by any of the named executive officers during 1994.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         Bancorporation did not grant any long-term incentive compensation to any of the named executive officers during 1994.

DEFERRED COMPENSATION AND CHANGE IN CONTROL AGREEMENTS

         In August, 1989, Bancorporation entered into an Executive Deferred Compensation Agreement (the "Deferred Compensation Agreement") with Gary M. Bolyard, who, for both CB and Bancorporation, is President, CEO and a director. The Deferred Compensation Agreement provides Mr. Bolyard with certain deferred payments, in consideration of his services to CB and Bancorporation and his contribution to their growth and progress. Upon a "Retirement Date" of January 1, 2001, death or termination in connection with a disability or change in control of Bancorporation, Mr. Bolyard is entitled to receive $57,365 annually from the date of such event (as such date is defined in the Deferred Compensation Agreement) for a period of 15 years. If Mr. Bolyard's employment is terminated prior to the Retirement Date, Mr. Bolyard is entitled to prorated payments for a 15 year period from the date of termination, based on length of service between April, 1989, and the Retirement Date. In connection with its obligations under the Deferred Compensation Agreement, Bancorporation has obtained an insurance policy on the life of Mr. Bolyard in the face amount of $500,000 which was purchased to offset future payments which may be made under the Deferred Compensation Agreement.

EMPLOYEE PROFIT AND INCENTIVE COMPENSATION PLANS

         CB has instituted and maintains incentive compensation and 401(k) plans for the benefit of its employees. One plan, commenced in 1987, is an Incentive Compensation Plan ("ICP"), which is limited to key employees of CB. Commencing in 1987, CB provided all employees with a 401(k) Savings and Profit Sharing Plan ("401(k) Plan").

         Incentive Compensation Plan

         CB adopted the ICP in 1987. Persons who are determined by a committee of CB's Board of Directors to be "key employees" of CB are eligible to participate in a voluntary incentive compensation plan. Under the ICP, participants receive additional compensation based on Bancorporation's level of profitability. The amount of compensation provided under the ICP is calculated as the ratio of Bancorporation's net income (excluding extraordinary income and expense), before accrual of amounts under the ICP, as adjusted for taxes ("Net Income") to Bancorporation's beginning equity. In 1994, $115,392 was accrued under the ICP.

         Directors' Incentive Compensation Plan

         Since 1990, Directors have been eligible to participate in a directors incentive compensation plan ("Directors' ICP"). Under the Directors' ICP, Directors are entitled to an increase in their director fees based on the same ratio of Net Income to beginning equity. In 1994, $17,900 was accrued under the Directors' ICP.

401(K) PLAN

         CB adopted the 401(k) Plan on July 1, 1987. All full-time employees of CB who have been continuously employed for one year may elect to participate in the 401(k) Plan by directing that from 2% to 10% of their regular pay be deferred ("Employee Deferrals").

         Under the 401(k) Plan, CB will contribute $.50 for each $1.00 of Employee Deferrals, up to 3% of an employee's annual gross salary ("Matching Funds"). Also under the 401(k) Plan, CB, at its discretion, may contribute an additional amount determined by CB's Board of Directors based on the Bank's profits. For 1994, the Board determined not to make any additional contributions pursuant to the 401(k) Plan. In 1994, $46,000 was paid under the 401(k) Plan's matching funds provision.

         All funds in the 401(k) Plan are held in trust by Fidelity Advisor, as trustee. Participants in the 401(k) Plan may direct the investment of their Employee Deferrals in either or any of three funds: a balanced fund, consisting of equity and bond investments, a short-term government bond fund, and a growth fund consisting of equity investments.

         Upon retirement or termination of employment, a participant is entitled to receive all of his or her Employee Deferrals. The participant also will be eligible to withdraw Matching Funds and any amounts contributed by CB from profits, subject to a vesting schedule. A participant becomes fully vested in five years, with vesting of 25% each year after the first year of participation.

         The 401(k) Plan is designed to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code.

EMPLOYEE STOCK OPTION PLAN

         In 1992, the Board of Directors adopted and the shareholders approved a new Employee Stock Option Plan (the "Employee Stock Plan"). The Employee Stock Plan replaced the Incentive Stock Option Plan adopted in 1986 ("1986 Plan"). However, options for 50,008 shares of Common Stock previously granted under the 1986 Plan remain outstanding.

         The Employee Stock Plan is administered by the Board of Directors (or a Committee thereof). It allows additional stock options to be granted in any combination up to an aggregate 60,000 shares of Common Stock, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of Bancorporation.

         The Employee Stock Plan provides for the issuance of options which qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code. In addition, the Employee Stock Plan provides for the issuance of nonqualified stock options. Holders of incentive stock options incur no tax (and Bancorporation is not entitled to a deduction) on the grant or exercise of such options. When stock received upon exercise of an incentive stock option is sold, the holder incurs tax at capital gain rates. In order to qualify under Section 422A, incentive stock options are subject to a number of restrictions, including the following: (i) the option price may not be less than the fair market value of the stock at the time the option is granted, (ii) the market value of the stock for which an employee's incentive stock options become exercisable in any year may not exceed $100,000.

         The holder of a nonqualified stock option incurs a tax on the date of grant of such option. The holder is taxed on the difference between the fair market value of the stock subject to the option, measured at the date of grant and the date of exercise. The income is taxable at ordinary income rates and is deductible by Bancorporation. The exercise price of nonqualified options is granted under the Employee Stock Plan may be at or below market price.

         All options granted under the Employee Stock Plan will expire not more than ten years from the date of grant. The Board of Directors of Bancorporation has the authority to terminate the Employee Stock Plan at any time. The Employee Stock Plan may subsequently be amended by the Board of Directors without shareholder approval, except that no such amendment may (i) increase the number of shares of Common Stock that may be issued pursuant to the Employee Stock Plan, or (ii) change the class of employees who may be granted options, without shareholder approval.

          A total of 22,150 options have been granted under the Employee Stock Plan, of which 12,500 were granted in 1994.

DIRECTORS STOCK OPTION PLAN

         In 1994, the Board of Directors and Shareholders of Bancorporation adopted the 1994 Directors' Stock Option Plan for Directors ("DSOP Plan"). Under the DSOP Plan, 60,000 shares of Common Stock are reserved for issuance upon the exercise of nonqualified stock options granted to non-employee directors of Bancorporation and each of the Banks. The DSOP Plan provides that the exercise price of options granted must be not less than the greater of book value or market value at the time of grant. Each option granted under the DSOP Plan expires ten years following the date of grant. In 1994, an aggregate of 40,000 options were granted to directors under the DSOP Plan at an exercise price of $20 per share.

                    OWNERSHIP OF BANCORPORATION COMMON STOCK

         The following table provides information concerning the only persons known to Bancorporation to have beneficial ownership as of January 1, 1995 of more than five percent of its outstanding Common Stock, each of the named executive officers and directors of Bancorporation as a group.

 Name, Address and
 Relationship with
 Bancorporation or                    Number of Shares                    Percent of Class
 the Bank                             Beneficially Owned                  Beneficially Owned
 -----------------                    ------------------                  ------------------
 Don Wm. Telford                       81,519(1)                          7.47%
 3939 Cascade NW
 East Wenatchee, WA 98802
 Chairman of the Board
 of Bancorporation and Bank

 Harold and Margaret Weed              50,309                             5.03%
 2555 West Malaga Road
 Malaga, WA 98828

 Directors and Officers               291,241(2)                          26.70%
 as a group (12 persons)


(1)  See "DIRECTORS WITH TERM EXPIRING IN 1997," footnote 6.

(2) Includes 86,465 shares subject to options held by the group which could be acquired within 60 days by the exercise of stock options.

         Bancorporation knows of no arrangements, the operation of which may at a subsequent date result in a change of control of Bancorporation.

             OTHER TRANSACTIONS WITH EXECUTIVE OFFICERS, DIRECTORS
                              AND THEIR ASSOCIATES

         During 1994, many directors and executive officers of Bancorporation and the Banks and their associates were also customers of the Banks. It is anticipated that directors, executive officers, and their associates will continue to be customers of the Banks in the future. All transactions between the Banks and directors, executive officers, and their associates were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and in the opinion of management did not involve more than the normal risk of collectibility or present other unfavorable features.

         The law firm of Carlson Drewelow & McMahon, Inc. PS, of which director Larry Carlson is a partner, serves as counsel to Bancorporation and the Banks on various legal matters.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Bancorporation has adopted procedures to assist its directors and executive officers with Section 16(a) of the Securities Exchange Act, which includes assisting the officer or director in preparing forms for filing. Based on the review of such forms, Bancorporation believes that all of its executive officers and directors complied with all filing requirements applicable to them.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of KPMG Peat Marwick LLP performed the audit of the consolidated financial statements for Bancorporation and its subsidiaries, Central Washington Bank and North Central Washington Bank, for the year ended December 31, 1994. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting, and will have the opportunity to make a statement if they so desire. They also will be available to respond to appropriate questions.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders of Bancorporation scheduled to be held April 26, 1996, must be received for inclusion in the Proxy Statement and form of Proxy relating to that meeting by November 30, 1995.

                                 OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should properly come before the meeting, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with the recommendations of management on such matters.

                                       By Order of the Board of Directors



Wenatchee, Washington                  Larry Carlson
April 7, 1995                          Secretary

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. ANY PERSON GIVING A PROXY MAY REVOKE IT PRIOR TO ITS EXERCISE.

                             CENTRAL BANCORPORATION

                      PLEASE SIGN AND RETURN IMMEDIATELY

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Larry Carlson and Don Wm. Telford, and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Central Bancorporation held of record by the undersigned on April 5, 1995, at the Annual Meeting of Shareholders to be held on April 28, 1995 or any adjournment of such Meeting.

1.       ELECTION OF DIRECTORS

         A. I vote FOR all nominees listed below (except as marked to the contrary below) / /

         B. I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below / /

Alfred W. Cordell  o  L. Courtney Guderian  o  William A. Liddell

2. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

         THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITION LISTED UNLESS AUTHORITY IS WITHHELD, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE. IT IS IMPORTANT THAT YOU SIGN AND RETURN YOUR PROXY.

         Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

         The Board of Directors recommends a vote "FOR" the listed proposition.

                                           _______________________________, 1995

                                           _____________________________________

                                           _____________________________________
                                             WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                             ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                                PLEASE GIVE FULL TITLE.  IF MORE
                                              THAN ONE TRUSTEE, ALL SHOULD SIGN.
                                                   ALL JOINT OWNERS MUST SIGN.